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                                                               Exhibit 10.6.8

                                  OFFICE
                            Lease Agreement


COMMONWEALTH OF  VIRGINIA

CITY OF          RICHMOND



THIS LEASE AGREEMENT is made and entered into this 30th day of June, 1997, by and between the Lessor and Lessee hereinafter named.

Definitions        The following definitions and basic provisions shall be
and Basic          construed in conjunction with and limited by the references
Provisions         thereto in other provisions of this Lease:

                   (a) "Lessor": PIED VENTURES, LLC

                   (b) "Lessee": LEGAL AMERICA OF VIRGINIA, LTD

                   (c) "Demised Premises": approximately 4,200 rentable square feet on Floor 1ST AND 2ND, in the building located at 20 NORTH 8TH STREET, RICHMOND, VIRGINIA such premises being shown and outlined on the plan attached hereto as Exhibit "A".

                   (d) "Lease Term": a period of 36 months commencing on AUGUST 1, 1997 and ending on JULY 31, 2000.

                   (e) "Basic Rental": See attached Rider No. One (1) attached hereto and made a part hereof. Rental payments are due in advance, on the first day of each calendar month of the Lease year, during the Lease Term. All rental payments shall be paid to the order of SPOTTS AND CARNEAL, INC. (Agent of Lessor) without notice, offset, reduction or abatement subject to adjustment as set forth in this Lease.

If the term shall commence upon a day other than the first day of a calendar month, then Lessee shall pay, upon the commencement day of the term, the fixed monthly rent described in the foregoing clause(e). At the commencement of the second month of the term, Lessee shall pay the fixed monthly rent described in the aforementioned clause (e) prorated on a per diem basis with respect to the preceding fractional calendar month. All rental payments thereafter will be for a full calendar month and will be in the amount as specified in clause (e) above.

                   (f) "Prepaid Rental": $2,750.00 first month of the Lease
                   Term.

                   (g) This article has been intentionally omitted.

                   (h) "Permitted Use": For the general office use of LEGAL AMERICA OF VIRGINIA, LTD.

                   (i) Rider(s) consisting of ONE (1) page(s) attached hereto and made a part hereof.

Granting           In consideration of the obligation of Lessee to pay rent
Clause             as herein provided and in consideration of the other
                   terms, covenants and conditions hereof. Lessor hereby demises and leases to Lessee, and Lessee hereby takes from Lessor, the Demised Premises to have and to hold the same for the Lease Term specified herein, unless sooner terminated pursuant to any provision herein, all upon the terms and conditions set forth in this Lease.

Improvements       Lessor agrees, at its sole cost and expense, to furnish and
by Lessor          install all the work as is listed on Exhibit "C", attached hereto and made a part hereof, said work being known as "Building Standard Work".

                   The Demised Premises shall be deemed "ready for occupancy" when Lessor's construction is substantially completed. In the event of any dispute as to when Lessor's construction has been substantially completed as a aforesaid, the determination of Lessor's architect shall be final and binding upon the parties. Lessor will give Lessee ten (10) days advance written notice of when Lessor expects the Demised Premises to be ready for occupancy, and the Lease Term and the Lessee's liability for the payment of rent shall commence upon the date specified, in such written notice, or upon the date Lessee takes possession and occupies the Demised Premises, whichever occurs earlier.

                   It is understood and agreed that Lessee may require work (hereinafter referred to as "Building Non-Standard Work") in addition to the Building Standard Work. In such event, it is specifically understood that the Lessee shall bear the expense of constructing the "Building Non-Standard Work", said work to be done only by Lessor or Lessor's contractor in accordance with the plans to be agreed upon by Lessor and Lessee and to be attached hereto and made a part hereof. Any such work to be paid for by Lessee shall be paid one-half upon approval of plans for said work, with the balance to be paid prior to occupancy by Lessee.

                   This Lease is conditioned upon faithful performance by Lessee of the following agreements, covenants, rules and regulations, herein set out and agreed to by Lessee.

Payments           1.   (A) To pay all rents and sums provided to be paid by
                        Lessee hereunder at the times and in the manner herein provided. The obligation of Lessee to pay Basic Rental is an independent covenant, and no act or circumstance whether constituting breach of covenant by Lessor or not, shall release Lessee of the obligation to pay rent.

                        (B) Any amount due from Lessee to Lessor hereunder which is not paid when due shall bear interest at the rate of twelve (12%) percent per annum from the due date until paid, unless otherwise specifically provided herein, but the payment of such interest shall not excuse or cure any default by Lessee under this Lease. In addition to such interest, if the monthly rental provided herein is not paid


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                        within ten (10) days after the same is due, a late
                        charge equal to ten percent (10%) of the amount overdue or Two Hundred Dollars ($200.00), whichever is greater, which late charge Lessee hereby agrees is a reasonable estimate of the damages. Lessor shall suffer as a result of Lessee's late payment, which damages include Lessor's additional administrative and other costs associated with such late payment and the parties agree that it would be impracticable or extremely difficult to fix Lessor's actual damage in such event. Such interest and late payment penalties are separate and cumulative and are in addition to and shall not be diminish or represent a substitute for any or all of Lessor's rights or remedies under any other provision of this Lease.

Repairs 2. Lessee will, at Lessee's own cost and expense, keep the Demised Premises and all other improvements by Lessee to the extent covered by this Lease in sound condition and good repair, and shall repair or replace any damage or injury done to the building or any part thereof by Lessee or Lessee's agents, employees, invitees and visitors, and if Lessee fails to make such repair or replacements promptly, or within fifteen (15) days of occurrence, and to the satisfaction of Lessor, Lessor may at its option make such repair or replacement, and Lessee shall repay the cost thereof to Lessor on demand. Lessee waives all right to make repairs at the expense of Lessor, or to deduct the cost thereof from the rent. Lessee will not commit or allow any waste or damage to be committed to any portion of the Demised Premises, and shall at the termination of this Lease by lapse of time or otherwise, deliver up said premises to Lessor in as good condition as at date of possession, ordinary wear and tear expected, and upon such termination of this Lease, Lessor shall have the right to re-enter and resume possession of the Demised Premises.

Assignment         3. Lessee will not sell, mortgage, transfer, or assign
                   this Lease, or allow same to be assigned by operation of law or otherwise, or sublet the Demised Premises, or any part thereof, or use or permit same to be used for any other purpose that stated in the use clause hereof without the written consent of Lessor, which such consent will not be unreasonably withheld. Notwithstanding the foregoing, in the event the Lessee desires to assign or sublet the Demised Premises, Lessee shall provide Lessor with not less than one hundred twenty (120) days written notice of Lessee's request, specifying in detail any and all terms of such assignment or sublease. Lessor reserves the right to cancel and terminate the Lease within thirty (30) days upon receipt of such notice from Lessee of its request to assign or sublet the Demised Premises. In the event Lessor consents to an assignment or sublease of the Demised
                   Premises, which assignment or sublease results in rental payments in excess of the monthly payments due and owing under the terms of this Lease Agreement, such excess rental payments shall be deemed to be rental payments due and owing Lessor. Any sale, hypothecation, transfer, assignment or subletting which is not in compliance with the provisions of this Article shall be voidable by Lessor and shall, at the option of the Lessor, constitute a default under this Lease. Lessor's acceptance of rent directly from any subtenant, assignee or other transferee shall not be construed as Lessor's approval or consent thereto nor Lessor's agreement to accept the attornment of any subtenant in the even of any termination of this Lease. In no event shall Lessor's consent to an assignment or subletting be construed as (i) relieving Lessee from the obligation to obtain Lessor's express written consent to any further assignment or subletting or (ii) releasing
                   Lessee from any liability or obligation hereunder whether or not then accrued, and Lessee shall continue to be fully, jointly and severally liable hereunder. As a further condition to Lessor's consent to any subleasing, assignment or other transfer of part or all of Lessee's interest in the Premises (i) Lessee shall be required to pay Lessor's attorney's fees and other costs incurred in connection with the review and execution thereof, (ii) any sublessee of part or all of Lessee's interest in the Premises shall agree that in the event Lessor gives such sublessee notice that Lessee is in default under this Lease, such sublessee shall thereafter make all sublease or other payments directly to Lessor, which payments will be received by Lessor without any liability whether to honor the sublease or otherwise (except to credit such payments against sums due under this Lease), and such sublessee shall agree to attorn to Lessor, or its successors and assigns, at its request should this Lease be terminated for any reason, except that in no event shall Lessor or its successors or assigns be obligated to accept such attornment; and (iii) Lessor may require that Lessee not then be in default under this Lease in any respect. In the event that Lessee files any type of petition in bankruptcy or has same filed against it and Lessor does not elect to terminate this Lease or is deemed to have waived its rights to terminate this Lease, and in the event that the trustee or receiver appointed by the bankruptcy court attempts to assume this Lease and thereupon assign it to a third party, then Lessor shall have the right to terminate this Lease within thirty (30) days upon gaining knowledge of such attempted assumption and assignment, or upon being given written notice of same by Lessee, whichever is later.

Alterations        4. Lessee will not make or allow to be made any
                   alternations, additions and improvements including but not limited to painting in or to the Demised Premises without written consent of Lessor before performance; such consent will not be unreasonably withheld, but Lessor may impose, as a condition of such consent, such requirements as Lessor in its sole discretion may deem reasonable or desirable, including, without limiting the generality of the foregoing, requirements as to the manner in which, the time or times at which, and the contractor by whom such work shall be done as well as requiring Lessee to provide a completion bond. Such alterations, additions, or improvements when made to the Demised Premises by Lessee shall be surrendered to Lessor and become the property of Lessor upon termination in any manner of this Lease, but this clause shall not apply to movable non-attached fixtures of Lessee, provided, however, if prior to termination of this Lease, or within fifteen (15) days thereafter, Lessor so directs by written notice to Lessee. Lessee shall promptly remove such alterations, additions, or improvements, which were placed in or on the Demised Premises by Lessee and which are designated in said notice and shall repair any damage occasioned by such removal and in default thereof lessor may effect said removals and repairs at Lessee's expense. All work with respect to alterations, additions, and improvements must be done in a good and workmanlike manner and diligently prosecuted to completion to the end that the improvements on the Demised Premises shall at all times be a complete unit except during the period of work. Any such alterations, additions and improvements shall be performed and done strictly in accordance with the laws and ordinances relating thereto, and with the requirements of all carriers of insurance on the Demised Premises and the Board of Underwriters, Fire Rating Bureau, or similar organization. Lessee shall obtain at its sole cost and expense all required licenses and permits. In performing the work of any such alterations, additions or improvements, Lessee shall have the work in such a manner so as not to obstruct the access to the Building of any other tenant. Before commencing any such work or construction in or about the Demised Premises, Lessee shall notify Lessor in writing of the expected date of commencement thereof. Lessor shall have the right to any time and from time to time post and maintain on the Demised Premises such notices as Lessor deems necessary to protect the Demised Premises and Lessor from the liens of mechanic.


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                   laborers, materialmen, suppliers, or vendors. If any
                   mechanics lien is filed against the Demised Premises or the real estate of which the Demised Premises form a part which lien concerns the Lessee and/or the Demised Premises. Lessee shall cause same to be discharged within ten (10) days after the lien is filed by the Lessee paying or bonding over said lien.

                   (a) The Lessee has no authority to and shall create any liens for labor on or against the Office Building or any interest therein. The Lessee agrees to notify any materialman, supplier, contractor, mechanic, or laborer involved with work on the Demised Premises at the Lessee's request that he must look only to the Lessee or the Lessee's other property interests. All materialmen, suppliers, contractors, mechanics and laborers may be put on notice of this Section by the recordation at the Lessor's option of a memorandum of this Office Lease in the City of Richmond Public Record and the Lessee shall promptly execute and acknowledge such a memorandum if requested to do so by the Lessor. The Lessee shall require from any and all materialmen, suppliers, contractors, mechanics, laborers and subcontractors that they deliver to it duly executed waivers of lien with respect to the Lessor's interest prior to the commencement of any work thereon in the Demised Premises.

                   (b) Notwithstanding the foregoing, if by reason of any construction, alteration repair, labor performed, or materials furnished to the Demised Premises for or on behalf of the Lessee, any mechanic's or other lien shall be filed, claimed, perfected or otherwise established or as provided by laws against the Property, the Lessee shall discharge or remove the lien by bonding or otherwise within fifteen (15) days after the Lessee receives notice of the filing of same. Nothing contained herein shall authorize the Lessee to create any liens for labor or materials on or about the Lessor's interest in the Office Building, the Demised Premises or any portion thereof.

Legal Uses         5.  Lessee will not occupy or use, not permit any portion
and Violations     of the Demised Premises to be occupied or used for any
of Insurance       business or purposes which is unlawful in part or in whole
Coverage           or deemed to be disreputable in any manner, or extra
                   hazardous on account of fire, obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them, or permit anything to be done which will in any way increase the rate of fire insurance or liability insurance on the building or contents, and in the event that, by reason of acts of Lessee, there shall be any increase in rate of such insurance on the building or contents created by Lessee's acts or conduct of business, then Lessee hereby agrees to pay such increase.

                   Business machines and mechanical equipment belonging to Lessee which cause noise or vibration that may be transmitted to the structure of the building or any space therein to such a degree as to be objectionable to Lessor or any tenant in the building shall be installed and maintained by Lessee, at Lessee's expense, on vibration eliminators or other devices sufficient to eliminate such noise and vibration.

                   Lessee shall not install any equipment or lights which generate undue amounts of heat or any high-power usage equipment without the written consent of Lessor. If Lessor has given its written consent Lessee shall advance on the first day of each month during the Term, the reasonable amount estimated by Lessor as the cost of furnishing electricity for the operation of any such heat generating or high-power usage equipment so installed and the costs (including costs of installation, operation and maintenance) of any supplementary air conditioning necessitated thereby. Further, Lessor may install and operate, at Lessee's cost, a monitoring/metering system in the Premises to measure the added demands on electricity, heating, ventilation, and air conditioning system resulting from Lessee's heat generating and high-power equipment usage and after-hours service requirements.

                   The Lessee shall use the Demised Premises solely for the purpose specified in the Basic Lease Information. In addition, the Lessee shall conduct business in and from the Demised premises solely under the trade name specified in the Basic Lease Information. The Lessee shall, at its expenses, procure any and all governmental licenses and permits, including without limitation sign permits, required for the conduct of the Lessee's business on the Demised Premises and shall, at all times comply with the requirements of each such license and permit. The Lessor is not required, and does not represent or warrant that it will obtain or endeavor to obtain for the Lessee (or the Lessee will be able to obtain) any license or permit. The Lessee covenants and agrees that from and after the date when the Lessee opens the Demised Premises for business to the public, the Lessee shall continuously operates its business within the Demised Premises in accordance with the terms and conditions of this Office Lease, including without limitation the provision of this Article 5, and will keep the Demised Premises open for business to the public as the Lessor may uniformly with other tenants require from time to time.

                   Lessee acknowledge and understands that the proper tenant mix of the Office building is essential to the successful operation of the Office Building and that the restriction against the unauthorized use of the premises is not intended to act as a restraint of trade but to protect and insure the correct tenant mix.

Laws and           6.  Lessee will maintain the Demised Premises in a clean
Regulations        and helpful condition and comply with all laws, ordinance, orders, rules, and regulations (state, federal, municipal, and other agencies or bodies having an jurisdiction thereof with references to conditions or occupancy of the Demised Premises.

                   Hazardous Waste. The term "Hazardous Substances," as used in this lease shall mean pollutants, contaminants, toxic or hazardous wastes, or any other substances, the removal of which is required in the use of which restricted, prohibited or penalized by any "Environmental Law," which term shall mean any federal, state, local law or ordinance relating to pollution or protection of the environment. Lessee hereby agrees that (1) No activity will be conducted on the premises that will produce any Hazardous Substances, except for such activities that are part of the ordinary course of Lessee's business activities (the "Permitted Activities"), provided said Permitted
                   Activities are conducted in accordance with all Environment Laws and Lessor has been notified in advance in writing by Lessee: (ii) the premises will not be used in any manner for the storage of any Hazardous Substances except for the temporary storage of such materials that are used in the ordinary course of Lessor's business (the "Permitted Materials") provided such Permitted Materials are properly stored in a manner and location meeting all Environmental Laws and approved in advance in writing by
                   Lessor: (iii) no portion of the premises will be used as a landfill or a dump: (iv) Lessee will not install any underground tanks of any type: (v) Lessee will not allow any surface of subsurface conditions to exist or come into existence that constitute the


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                   constitute, or with the passage of time may constitute a
                   public or private nuisance; (vi) Lessee will not permit any Hazardous Substances to be brought onto the premises, except for the Permitted Materials described above, and if so brought or found located thereon, the same shall be immediately removed, with proper disposal, and all required cleanup procedures shall be diligently undertaken pursuant to all Environmental Laws. If at any time during or after the term of the lease, the premises are found to be so contaminated or subject to said conditions. Lessee agrees to indemnify and hold Lessor harmless from all claims, demands, actions, liabilities, costs, expenses damages and obligations of any nature arising from or as a result of the use of the premises by Lessee. The foregoing indemnification shall survive the termination or expiration of this Lease.

Indemnity.         7. By moving into the Demised Premises or taking
Liability and      possession thereof, lease accepts the Demised Premises as
Loss or Damages    suitable for the purpose for which the same are leased
                   and accepts the building an each and every appurtenance thereof, and Lessee by said acts waives any and all defects therein. Lessor shall be not liable to Lessee or Lessee's agents, employees, guests, invitees or to any person claiming by, through or under Lessee for any injury to person, lost or damage to property damage arising from or out of any occurrence in, upon, at or from the Demised
                   Premises or the occupancy or use by Lessee of the Demised
                   Premises or any part thereof, if occasioned wholly or in part by any action or omission of Lessee, its agents, contractors, employees, servants, invitees, or licenses.
                   If any action shall be commenced by or against Lessee, the Lessee shall protect and hold Lessor harmless and shall pay all costs, expenses, and attorney's fees.

Building           8. Lessee and Lessee's agents, employees, and invitees
Rules and          will comply fully with all requirements of the Building
Regulations        Rules and Regulations which are attached as Exhibit "B"
                   and made a part hereof as though fully set out herein.
                   Lessor shall at all times have the right to change such Rules and Regulations or to amend them in such reasonable manner as may be deemed advisable for the safety, care and cleanliness of the premises and for the preservation of good order therein, all of which Rules an Regulations, changes and amendments will be forwarded to Lessee in writing and shall be carried out and observed by Lessee.

Entry for          9. Lessee will permit Lessor or owner, or their officers,
Repairs and        agents, and representatives, the right to enter into and
Inspection         upon all parts of the Demised premises, at all reasonable
                   hours to inspect same or clean or make repairs or alterations or additions as Lessor may deem necessary, and Lessee shall not be entitled to any abatement or reduction of rent by reason thereof and Lessor shall not be liable to Lessee for inconveniences to lessee's business when effecting repairs. In the event of an emergency, Lessee hereby grants the Lessor the right to enter the Demised
                   Premises at any time. In addition, Lessee shall permit
                   Lessor's agent and any other person authorized by the same to enter the Demised Premises during the last twelve (12) months of the Lease Term for the purpose of exhibiting the Demised Premises to prospective lessees.

Nuisance 10. Lessee will conduct its business, and control its agents, employees, invitees and visitors in such a manner as not to create any nuisance, interface with, annoy, or disturb other tenants or Lessor in the management of the building.

Eminent            11.  (A) If the whole of the Demised Premises shall be
Domain                  taken or condemned either permanently or temporarily
                        for any public or quasi-public use or purpose by any competent authority in appropriation proceedings or by any right of eminent domain or by agreement or conveyance in lieu thereof (each being hereinafter referred to as "condemnation"), this Office Lease shall terminate as of the day possession shall be taken such authority, and the Lessee shall pay Base
                        Rent, Overhead Rent and Additional Rent: perform all of its other obligations under this Office Lease up to date with a proportionate refund by the Lessor of any Rent and Additional rent as shall have been paid in advance for a period subsequent to the date of the taking.

                        If less than all of the Demised Premises is taken by condemnation, the Lessor and the Lessee shall each have the right to terminate this Office lease upon notice in writing to the other party within ninety
                        (90) days after possession is taken by such condemnation. If this Office Lease is so terminated, it shall terminate as of the day possession shall be taken by such authority, and the Lessee shall pay Rent and Additional rent up to that subsequent to the date of the taking and, thereafter, the Rent and Additional Rent shall be reduce in direct proportion to the amount of Net Rentable Area of the Demised Premises taken and the Lessor agrees, at the Lessor's cost and expense, as soon as reasonable possible to restore the Demised Premises on the land remaining to a complete unit of similar quality and character as existed prior to such appropriation or taking (to the extent feasible); provided that the Lessor shall not be required to expend more on such restoration than an amount equal to the condemnation award received by the Landlord (less all expenses, costs, legal fees and court costs incurred by the Lessor in connection with such award) multiplied by the Lessee's Percentage Share as determined as of immediately prior to the condemnation.

                        If any part of the Office Building is taken by condemnation so as to render, in the Lessor's judgement, the remainder unsuitable for use as an office building, the Lessor shall have the right to terminate this Office Lease upon notice in writing to the Lease within one hundred twenty (120) days after possession is taken by such condemnation without regard to whether such taking includes the Demised Premise or any part thereof. If the Lessor so terminates this Office Lease, it shall terminate as of the day possession taken by the condemning authority, and the Lessee shall pay Rent and Additional Rent, and perform all of its other obligations under this Office Lease up to that date with a proportionate refund by the Lessor of any rent and Additional rent as may have been paid in advance for a period subsequent to such possession.

                        As between the Lessor and the Lessee, all damages for any condemnation of all or any part of the Office Building, including, but not limited to, all damages as compensation for diminution in value of the leasehold, reversion and fee, and the Lessee's leasehold improvement, shall belong to the Lessor without any deduction therefrom for any present or future estate of the Lessee hereby assigns to the Lessor all its right, title and interest to any such award. Although all damages in the event of any condemnation are to belong to the Lessor, whether such damages are awarded as compensation for diminution in value of the leasehold, reversion or fee of the Demised Premises, or the Lessee's


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                        leasehold improvements, the Lessee shall have the
                        tight to claim and recover from the condemning authority, but not from the Lessor such compensation as may be separately awarded or recoverable by the Lessee in the Lessee's own right on account of any and all damage to the Lessee's business by reason of the condemnation and for or on account of any cost or loss which the Lessee might incur in removing the Lessee's merchandise, furniture, and fixture.

                        (B) Lessor shall not be liable or responsible for any loss or damage to any property or person occasioned by theft, fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition or order of a government body or authority, or other matter beyond the control of Lessor or for any damage or inconvenience which may arise through repair or alteration of any part of the building or failure to make any such repairs, or from any cause whatsoever unless caused solely by Lessor's gross negligence.

Lien for           12. This article has been intentionally omitted
Rent

Abandonment        13. If the Demised Premises are abandoned or vacated by
                   Lessee, Lessor shall have the right, but not the obligation, to: (a) relet same for the remainder of the period covered hereby; and if the rent is not received through such reletting at least equal to the rent provided hereunder. Lessee shall pay and satisfy and deficiencies between the amount of rent called and that received through reletting and all expenses incurred by any such reletting, including but not limited to, the cost of renovating, altering and decorating for a new occupancy, and/or (b) provide for the storage of any personal property remaining in the Demised Premises without liability of any kind or nature for the cost of storage or return of there personal property to Lessee or take title to the abandoned personal property which title shall pass to Lessor under this Lease as a Bill of Sale without additional payments or credit from Lessor to Lessee.
                   Notwithstanding the foregoing, during the last ninety (90) days of the term of this Lease if Lessee removes a substantial portion of Lessee's property or Lessee has been in physical absence for ten (10) days, it shall constitute vacation and Lessor may enter the demised
                   Premises for the purpose of renovating, altering and decorating the Demised Premises for occupancy at the end of the term and conditions of this Lease. Nothing herein shall be construed as in any way denying Lessor the right, in case of abandonment, vacation of the Demised Premises, or other breach of the contract by Lessee, to treat the same as an entire breach, and, at Lessor's option, immediately sue for the entire breach of this contract and any and all damages occasioned lessor thereby.

Holding            14. In case of holding over by Lessee without Lessor's prior
Over               written consent after expiration or termination of this
                   Lease. Lessee will pay as liquidated damages double rent for the entire holdover period, and will pay all attorney's fees, and expenses incurred by Lessor in enforcing its rights hereunder. No holding over by Lessee after the terms of this Lease, either with or without the consent and acquiescence of Lessor, shall operate to extend this Lease for the longer period than one month, and holding over with the consent of Lessor in writing shall thereafter constitute this contract a Lease form month to month. If Lessee fails to surrender the premises to Lessor on expiration of the term as required by this paragraph. Lessee shall hold Lessor harmless from all damages resulting from Lessee's failure to surrender the premises including without limitations, claims made by a succeeding tenant resulting form Lessee's failure to surrender the premises. The foregoing provisions of this
                   Article 14 are in addition to and do not affect Lessor's right of re-entry or any other rights of Lessor hereunder or as otherwise provided by law.

Attorney's         15. If arbitration or other legal action is instituted
Fees               hereunder, the prevailing party in such action shall be
                   entitled to recover from the other party reasonable attorney's fees and costs.

Damage or          16. If the Demised Premises or the building in which the
Destruction        Demised Premises are located shall be damaged by any cause or means whatsoever not caused or contributed to by the negligence or fault of Lessee, its employees, agents invitees or visitors, and insurance proceeds have been made available therefore, and if said damage can be repaired within a period of ninety (90) working days by using standard working methods and procedures. Lessor shall within a reasonable time after the occurrence of said damage, and to the extent of the insurance proceeds available therefore, enter and make repairs and this Lease shall not be affected but shall continue in full force and effect. However, if said damage cannot be repaired within a period of ninety (90) working days by using standard working methods and procedures, then third
                   Lease shall cease and terminate as of the date of such occurrence and Lessee shall pay rent hereunder to such date and immediately surrender the Demised Premises to Lessor, unless within a period of sixty (60) days from the date of such occurrence lessor shall elect to keep this Lease in force and to restore the Demised Premises to substantially the condition as existed proper to the date of such occurrence by giving Lessee written notice of such election within said sixty (60) day period. If Lessor so elects to continue the Lease and restore the Demised
                   Premises, Lessor shall within a reasonable time after the date of the notice of said election enter and make repairs, and this Lease shall not be affected, except that rents hereunder shall be reduced or abated while such repairs are being made for the period of time and in the proportion that the Demised Premises are untenantable. If, however, such damage is contributed to or results from the fault of Lessee, lessee's employees, agents, invitees or visitors, and if Lessor does not have insure covering such damage, such damage shall be repaired by and at the expense of Lessee under the control direction, and supervision of Lessor, and the rent shall continue without abatement or reduction. The completion of the repairs of all such damages is subject to reasonable delays resulting from survey of such damage, obtaining plans, adjustments or insurance loss, strikes, labor difficulties, unavailability of material, or other causes beyond the control of the party obligated to make such repairs. Not withstanding anything to the contrary contained in this
                   Article 16. Lessor shall not have any obligation whatsoever to repair, reconstruct or restore the Demised
                   Premises on account of the damage resulting from any casualty covered under this Article 16 which occurs during the last twenty four (24) months of the term of this Lease
                   (or any extension thereof). Lessor shall not be required to repair any injury or damage by any cause, or to make repairs or replacement of any property of Lessee regardless of whether such property is insured by Lessee.

Insurance          17. (a) The Lessee covenants and agrees that from and
                   after the date of delivery of the Demised Premises from the Lessor to the Lessee will carry and maintain at its sole costs and expense the following types of insurance in the amounts specified and in the form hereinafter provided:

                        (i) Public Liability and Property Damage. General Public Liability Insurance covering the Demised Premises and Lessee's use thereof against claims for personal injury or death and property damage occurring upon, in or about the Demised Premises, such insurance to afford protection to the limit of not less than $1,000,000 in respect against property damage to afford protection to the limit of not less that $1,000,000 in respect of injury or death to any number of persons arising our of any one occurrence and such insurance against property damage to afford protection to the limit of not less than $500,000 in respect of any instance of property damage. The insurance coverage required under this Section 17(a)(1) shall, in addition, extend to any liability of the Lessee arising out of the indemnities provided for in Section 17.

                        (ii) Lessee Leasehold Improvements and Property. Insurance covering all of the items included in Lessee's Work. Lessee's leasehold improvements, heating, ventilating and air conditioning equipment, if any, trade fixtures, merchandise and personal property from time to time in, on or upon the Demised Premises, and alterations, additions or changes made by Lessee pursuant to Article VIII in an amount not less the One Hundred (100%) Percent of their full replacement costs from time to time during the Lease Term, and which insurance shall provide protection against sprinkler damage, vandalism and malicious mischief. Any policy proceeds from such insurance shall constitute trust funds in the hands of the Lessee to be used solely for repair, reconstruction and restoration or replacement of the property damaged or destroyed.

                   (b) All policies of insurance provided for in this Section shall be issued in form acceptable to the Lessor by insurance companies with general policyholder's rating of not less than A and a financial rating of AAA as rated in the most current available "Best Insurance Reports", and qualified to do business in the Commonwealth of Virginia. Each and every such policy:

                        (i) shall be issued in the name of the Lessee (with Lessor and any other parties in interest from time to time designated in writing named as additionally insured);

                        (ii) Shall be for the mutual and joint benefit and protection of the Lessor and the lessee and any such other parties in interest;

                        (iii) Shall be delivered to the Lessor and such other parties in interest within ten (10) days after delivery of possession of the Demised Premises to the Lessee and thereafter within thirty (30) days prior to the expiration of such policy and as often as any such policy shall expire or terminate, renewal or additional policies shall be procured and maintained by the Lessee in like manner and like extent;

                        (iv) Shall be written as a primary policy which does not contribute to and is not in excess of coverage which the Lessor may carry; and

                        (v) Shall contain a provision that the Lessor and any such other parties in interest, although names as an insured, shall nevertheless be entitled to recover under said policies for any loss occasioned to it, its servants, agents and employees by reason of the negligence of the Lessee.

                   (c) The Lessee agents that the Lessor shall not be responsible for any damage to the lessee's stock in trade, furniture, equipment, contents, or other removable items situated in the Demised Premises, and the Lessor shall not be required to carry insurance to cover any such items.

Limitation         18. In consideration of the benefits accruing hereunder,
of Liability       Lessee and all its successors and assigns covenant and
                   agree that in the event of any actual or alleged failure, breach or default hereunder by Lessor:

                        (a) The sole an exclusive remedy shall be against the partnership/joint venture assets.

                        (b) No partner of Lessor shall be sued or named as a party in any suit or action (except as may be necessary to secure jurisdiction of the partnership).

                        (c) No service of process shall be made against any partner of Lessor (except as may be necessary to secure jurisdiction of the partnership).

                        (d) No partner of Lessor shall be required to answer or otherwise plead to any service of process.

                        (e) No judgement will be taken against any partner of Lessor.

                        (f) Any judgement taken against any partner of Lessor may vacated and set aside at any time without hearing.

                        (g) No writ of execution will ever be levied against the assets of any partner of Lessor.

                        (h) These covenants and agreements are enforceable by Lessor and also by any partner of Lessor.

Transfer           19. Lessor shall have the right to transfer and assign, in
of Lessor's        whole or in part, all and every feature of its rights and
Right's            obligations hereunder and in the building and property
                   referred to herein. Such transfers or assignments may be either a corporation, trust company, individual or group of individuals, and howsoever made are to be in all things respected and recognized by Lessee.

Default            20. In the event: (a) Lessee fails to comply with any
Clause             term, provision, condition, or covenant of this Lease or
                   any of the Rules and Regulations now or hereafter established for the government of the building; (b) Lessee deserts or vacates the Demised Premises: (c) any petition is filed by or against Lessee under any section or chapter of the Bankruptcy Reform Act of 1978, as amended, or under any similar law or statute of the United States or of any state thereof; (d) Lessee becomes insolvent or makes a transfer in fraud or creditors; (e) Lessee makes an assignment for benefit of creditors, or (f) a receiver is appointed for Lessee or any of the assets of Lessee, then in any such events lessor may terminate after thirty (30) days written notice to cure any non-monetary default and after ten (10) days written notice to cure any monetary default in this Lease and thereafter Lessor shall have the option to do any one or more of the following without any notice or demand, in addition to and not in limitation of any other remedy permitted by law or by this Lease.

                   Remedies:

                   (A) Upon the occurrence of any such events of default and upon the expiration of any applicable cure period described in Paragraph 20 hereof. Lessor shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever:

                        (a) Terminate this lease, in which event Lessee shall immediately surrender the premises to Lessor and if Lessee fails so to do, Lessor may, without prejudice to any other remedy which it may have for possession or arranges in rent, enter upon and take possession of premises and expel or remove Lessee and any other person who may be occupying such premises or any part thereof, by force if necessary, without being liable for prosecution or any claim of damages.

                        (b) Enter upon and take possession of the premises and expel or remove Lessee and any other person who may be occupying such premises or any part thereof, by force if necessary, without being liable for prosecution or any claim for damages therefor, and relet the premises and receive the rent therefor.

                        (c) Enter upon the premises, by force if necessary, without being liable for prosecution or any claim for damages therefor, and do whatever Lessee is obligated to do under the terms of this lease and Lessee agrees to reimburse Lessor on demand for any expenses which Lessor may incur in thus effecting compliance with Lessee's obligations under this lease and Lessee further agrees that Lessor shall not be liable for any damages resulting to the Lessee from such action, whether caused by the negligence of Lessor or otherwise.

                        (d) Upon three (3) days written notice to Lessee, alter all locks and security devices at the premises without terminating this lease.

                   (B) Exercise by Lessor of any one or more remedies hereunder granted or otherwise available shall not be deemed to be an acceptance of surrender of the premises by Lessee whether by agreement or by operation of law, it being understood that such surrender can be effected only by the written agreement of Lessor and Lessee. No such alteration of locks or other security devices and removal or other exercise of dominion by Lessor and Lessee. No such alteration of locks or other security devices and no removal or other exercise of dominion by Lessor over the property of Lessee of others at the premises shall be deemed unauthorized or constitute a conversion. Lessee hereby consenting, after any event of default, to the aforesaid exercise of dominion over Lessee's property within premises. All claims for damages by reason of such re-entry and/or repossession and/or alteration of locks or other security devices are hereby waived, as are all claims for damages by reason of any distress warrant, forcible detainer proceedings, sequestration proceedings or other legal process. Lessee agrees that any re-entry by Lessor may be pursuant to judgement obtained in forcible detainer proceedings or other legal proceedings or without the necessity for any legal proceedings, as Lessor may elect, and Lessor shall not be liable in trespass or otherwise.

                   (C) In the event Lessor elects to terminate the lease by reason of an event of default, then notwithstanding such Lessee shall be liable for and pay to Lessor, at the address specified for notice Lessor herein, the sum of all rental and other indebtedness accrued to date of such termination (minus any amounts collected from any guarantor of this Lease) plus as damages, an amount equal to the difference between (1) the total rental hereunder for the remaining portion of the lease term (had such term not been terminated by Lessor prior to the date of expiration stated herein and the then present value of the then fair rental value of the premises for such period.

                   (D) In the event that Lessor elects to repossess the premises without terminating the lease, then Lessee shall be liable for and shall pay to Lessor, at the specified for notice to Lessor herein, all rental and other indebtedness accrued to the date of such repossession, plus rental required to be paid by Lessee to Lessor during the remainder of the lease term until the date of expiration of the term as stated herein diminished by any net sums thereafter received by Lessor through reletting the premises during said period (after deducting expenses incurred by Lessor as provided in subparagraph 20(E) below). In no event shall Lessee be entitled to any excess of any rental obtained by reletting over and above the rental herein reserved. Actions to collect amounts due by Lessee to Lessor under this subparagraph may be brought from time to time, on one or more occasions, without the necessity of Lessor's waiting until expiration of lease term.

                   (E) In case of any event of default or breach by Lessee or threatened or anticipatory breach or default, Lessee shall also be liable for and shall pay to Lessor at the address specified for notice to lessor herein addition to any sum provided to be paid above, brokers fees incurred by Lessor in connection with reletting the whole or any part of the premises; the costs of removing and storing Lessee's or other occupant's property; the costs of repairing, altering, remodeling or otherwise putting the premises into condition acceptable to a new Lessee or lessees; and all reasonable expenses incurred by Lessor in enforcing or defending Lessor's right and/or remedies including reasonable attorney's fees which shall be not less than fifteen percent (15%) or all sums then owing by Lessee to Lessor whether suit is actually filed or not.

                   (F) In the event of termination or repossession of the premises for an event of default, lessor shall make good faith, commercially reasonable efforts to relet or to attempt to relet the premises, or any portion thereof, or to collect rental after reletting and in the event of reletting, Lessor may relet the whole or any portion of the premises for any period to any Lessee and for any use and purpose. Any sums received by Lessor as a result of any such reletting shall be credited against any damages due to Lessor because of Lessee default, but not only to the extent that such monies are paid to Lessor for the use of the premises during what would have been the term of this lease.

                   (G) If Lessee should fail to make any payment or cure any default hereunder within the time herein permitted, lessor, without being under any obligation to do so and without thereby waiving such default, may make such payment and/or remedy such other default for the account of Lessee (and enter the premises for such purpose), and thereupon Lessee shall be obligated to, an hereby agrees to pay lessor, upon demand, all costs, expenses and disbursements (including reasonable attorney's fees) incurred by lessor in taking such remedial action.

                   (H) In the event of any default by Lessor, Lessee's exclusive remedy shall be an action for damages (Lessee hereby waiving the benefit of any laws granting if a lien upon the property of Lessor and/or upon rent due lessor), but prior to any such action lessee will give lessor written notice specifying such default with particularity, and Lessor shall hereupon have thirty days in which to sure any such default. Unless and until Lessor fails to so cure any default after such notice, Lessee shall not have any remedy or cause of action by reason thereof. All obligations of Lessor hereunder will be construed as covenants, not conditions; and all such obligations will be binding upon lessor only during the period of its possession of the premises and not thereafter. The term "Lessor" shall mean only the owner, for the time being of the premises, and in the event of the transfer by such owner of its interest in the premises, such owner shall thereupon be released and discharged from all covenants and obligations shall be binding during the lease term upon each new owner for the duration of such owner's ownership. Notwithstanding any other provision hereof. Lessor shall not have any personal liability hereunder.
                   In the event of any breach or default by Lessor in any term or provision of this lease Lessee agrees to look solely to the equity or interest then owned by Lessor in the premises; however, in no event, shall any deficiency judgement or any money judgement of any kind be sought or obtained against any Landlord.

                   (I) In the event that Lessor shall have taken possession of the premises pursuant to the authority herein granted then lessor shall have the right to keep in place and use all of the furniture, fixtures and equipment at the premises, including that which is owned by or leased to lessee at all times prior to any foreclosure thereon by Lessor or repossession thereof by any Lessor thereof or third party having a lien thereon. Lessor shall also have the right to remove from the premises (without necessity of obtaining a distress warrant, writ of sequestration or other legal process) all or any portion of such furniture, fixtures, equipment and other property located thereon and to place same in storage at any premises within the County in which the premises is located; and in such event, Tenant shall be liable to Lessor for costs incurred by lessor in connection with such removal and storage. Lessor shall also have the right to relinquish possession of all or any portion of such furniture, fixture, and equipment and other property to any person ("Claimant") claiming to be entitles to possession thereof who present to Lessor a copy of any instrument represented to Lessor by Claimant to have been executed by Lessee (or any predecessor of Lessee) granting Claimant the right under various circumstances to take possession of such furniture, fixtures, equipment, or other property, without the necessity on the part of Lessor to inquire into the authenticity of said instrument's copy of Lessee's or Lessee's predecessor's signature thereon and without the necessity Lessor making any nature of investigation or inquiry as to the validity of the factual or legal basis upon which Claimant purports to act, and Lessee agrees to indemnify and hold Lessor harmless from all costs, expenses, loss damage and liability incident to Lessor's relinquishment of possession of all or any portion of such furniture, fixtures, equipment, or other property to Claimant. The rights of Lessor herein stated shall be in addition to any and all other rights which Lessor has or may hereafter have at law or in equity; and Lessee stipulated and agrees that the rights herein granted Landlord are commercially reasonable.

                   Pursuit of any of the foregoing remedies shall not preclude of any other remedies herein provided or any other remedies provided by law.

                   It is mutually agreed by and between the Lessor and the Lessee that they shall, and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matter arising out of or in any way connected with this Office Lease, including, but not limited to, the relationship of the Lessor and the Lessee and the Lessee's use or occupancy of the Demised Premises. The Lessee further agrees that it shall not interpose any counterclaim in a summary proceeding or in any action based on nonpayment of rent or any other payment required of the Lessee hereunder.

Cross              21. This article has been intentionally omitted.
Defaults

Binding            22. This Lease shall also inure to the benefit of the
Effect             successors and assigns of Lessor, and, with the written
                   consent of Lessor first had and obtained, but not otherwise, to the benefit of the heirs, executors and/or administrators, successors and assigns of the Lessee.

Remedies 23. No act or thing done by Lessor or its agents during the term hereof shall be deemed an acceptance of a surrender of the Demised Premises, and no agreement to accept a surrender of the Demised Premises shall be valid unless made in writing and signed by Lessor. The mention in this Lease of any particular remedy shall not preclude Lessor from any other remedy lessor might have, either in law or in equity, nor shall the waiver of or redress for any violation of any covenant or condition in this Lease contained or any of the Rules and Regulations attached hereto or hereafter adopted by Lessor, prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by Lessor of rent with knowledge of the breach of any covenant in this Lease contained shall not be deemed a waiver of such breach. The failure of Lessor to enforce any of the Rules and Regulations attached hereto, or hereafter adopted, against Lessee and/or any other tenant in the building shall not be deemed a waiver. Waiver of said Rules and Regulations by Lessor shall be in writing and signed by Lessor. In case it should be necessary or proper for lessor to bring any action under the Lease to consult or place said Lease or any amount payable by Lessee thereunder with an attorney concerning or for the enforcement of any of the Lessor's rights hereunder, then Lessee agrees in each and any such case to pay to Lessor its attorney's fees.

Waiver 24. In the event Lessee should default on any of its covenants herein this Lease shall terminate in accordance with Section 20. However, at his option, may waive such event of default and the Lease will continue in full force and effect, provided, however, the Lessor's waiver and signed by the Lessor.

Quite              25. Lessor hereby covenants that Lease, upon paying rent
Possession         as herein reserved, and performing all covenants and
                   agreements herein contained on part of Lessee, shall and may peacefully and quietly have, hold and enjoy the Demised Premises.

Improvements       26. If any improvements are made with respect to the
                   Demised premises at the Lessee's expense or under any agreement with the Lessee whereby the Lessee is given an allowance or rent reduction in exchange for Lessor's agreement to install or allow to be installed lease improvements such as by way of example but not limitation:
                   wall coverings, floor coverings or carpet, paneling, doors and hardware, any and all such improvements shall become the property of the Lessor and shall in no event be removed by the Lessee.

Possession         27. If for any reason the Demised Premises shall not be
                   ready for occupancy by the Lessee at the time of commencement of this Lease, this Lease shall not be affected thereby, nor shall Lessee have any claim against Lessor by any reason thereof, but no rent shall be payable for the period during which the Demised Premises shall not be ready for occupancy. All claims for damages arising out of any such delay are waived and released by Lessee. Which respect to the foregoing, if delivery of possession of the Demised Premises shall be delayed beyond the date specified for the commencement of the Lease Term, it is understood and agreed that the commencement of the Lease term shall be extended to the date that the Demised
                   Premises are tendered to the Lessee in which event the termination date of the Lease term shall be correspondingly extended. In the event of such delay in tendering the Demised Premises to the Lessee, the Lessor shall not be liable to Lessee for any damage whatsoever resulting from the delay in the delivery of possession of the Demised Premises. Notwithstanding the foregoing, it is understood that if and to extent that Lessor is unable to deliver timely possession of the Demised Premises to Lessee due to delays by Lessee, then the rent reserved shall commence to accrue on the date possession of the Premises would have been delivered to Lessee but for the delays of Lessee. If permission is given to Lessee to occupy the Demised Premises prior to the date of commencement of the term hereof, such occupancy shall be subject to all of the provisions of this Lease (including the payment of rent) except those relating to the term of this Lease.

Condition          28. Lessee acknowledges neither Lessor nor any agent of
of Premises        Lessor has made any representation or warranty with
                   respect to the Demised Premises or the building or with respect to suitability of either the conduct of Lessee's business or profession. The taking of possession of the Demised Premises by the Lessee shall conclusively establish that the Demised Premises and the Building were at such time in satisfactory condition.

Estoppel           29. Lessee shall at any time and from time to time, upon
Certificate        not less than five (5) days prior written notice from
                   Lessor, execute, acknowledge and deliver to Lessor within said five (5) day period a statement in writing certifying that this Lease is unmodified any in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect), the dates to which the rental and other charges, if any, are paid in advance in the amount of Lessee's security deposit, if any, and acknowledging that there are not, to Lessee's knowledge, any incurred defaults on the part of Lessor hereunder, and that there are no events or conditions then in existence which, with the passage of time or notice or both, would constitute default on the part of Lessor hereunder, or specifying such defaults events or conditions, if any, are claims it is expressly understood and agreed that any such statement or any other reasonable request may be relied upon by any perspective purchaser or encumbrancer of all or any portion of the Building or Property on which the building is situated. Lessee failure to deliver such statement within such time shall, at the option of Lessor constitute a deault under this Lease and, in any event, shall be conclusive upon Lessee that this Lease is in full force and effect without modification except as may be represented by Lessor in any such certificate prepared by Lessor and delivered to Lessee for execution.

Signs 30. Lessee will not place or suffer to be placed or maintained on any exterior door, wall or window of the Demised premises any sign awnings or canopy, or advertising matter or other thing of any kind, and will not place or maintain any decoration, lettering or advertising matter on the glass of any window or door of the Demised Premises without first obtaining lessor prior written approval and consent in each instance. Lessee further agrees to maintain any such sign, awnings, canopy, decoration, lettering, advertising matter or other thing as may be approved in good condition at all times.

Personal           31. With respect to Lessee's fixtures, furnishings, equipment
Property           and all other personal property located in the Demised
Taxes              Premises, lessee shall pay prior to delinquency all taxes
                   assessed against or levied thereon and when possible, shall cause to be assessed and billed separately from the property of Lessor, but if the same shall be assessed and taxed with the property of Lessor. Lessee shall pay to Lessor its share of such taxes within ten (10) days after Lessor's delivery to Lessee of a statement in writing setting forth the amount of such taxes applicable to Lessee's property. In addition, Lessee shall pay promptly when due all taxes imposed upon Lessee's rents, gross receipts, charges and business operations.

Subordination      32.  Lessee hereby subordinates this Lease and all rights
                   of Lessee hereunder to any mortgage or mortgages, or vendor's lien or similar instruments which are now are or which may from time to time be placed upon the premises covered by this Lease and such mortgage or mortgages or liens or other instruments shall be superior to and prior to this Lease. Lessee further covenants and agrees that if the mortgagee or other lien holder acquired the Demised
                   Premises as a purchaser at any such foreclosure sale (any such mortgagee or other lien holder acquired the Demised
                   Premises as a purchaser at any such foreclosure sale (any such mortgagee or other lienholder or purchaser at the foreclosure sale being each hereinafter referred to as the "Purchaser at Foreclosure"). Lessee shall thereafter, but only at the option of the Purchaser at Foreclosure, as evidenced by the written notice of its election given to Lessee within a reasonable time thereafter, remain bound by novation or otherwise to the same effect as if a new and identical Lease between the Purchaser at Foreclosure, as Lessor, and Lessee, as tenant, had been entered into for the remainder of the term of the Lease in effect at the institution of the foreclosure proceedings. Lessee agrees to execute any instrument or instruments which may be deemed necessary of desirable further effect the subordination of this Lease to each such mortgage, lien or instrument or to confirm any election to continue the Lease in effect in the even of foreclosure, as above provided for herein for and in the name of Lessee. Such power, being coupled with an interest is irrevocable.

Severability       33. If any clause or provision of this Lease is illegal,
Clause             invalid, or unenforceable under present or future laws
                   effective during the term of this Lease, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby, and it is also the intention of the parties to this Lease that in lieu of each clause or provision that is illegal, invalid, or unenforceable there be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable. The caption of each paragraph hereof is added as a matter of convenience only and shall be considered to be of no effect in the construction of any provision or provisions of this Lease.

Security Deposit   34. This article has been intentionally omitted.

Wavier of          35. Lessee hereby waives all right of subrogation by any
Subrogation        insurance company issuing policies carried by Lessee with
                   respect to the Demised Premises, Lessee's fixture, personal property, or leasehold improvements, or Lessee's Business.

Adjustment         36. This article has been intentionally omitted.
of Rental

Net Worth          37. Lessee shall maintain at all times a net worth in
                   excess of that at the signing of this Lease. If at any time Lessee's net worth should not exceed that amount, Lessee shall notify Lessor of this fact in writing.

Defaults by        38. Lessee shall not default on any of its covenants under
Lessee on          loan agreements, with any lending, mortgage or financial
Third Party        institution. Nor shall Lessee default on any loan or
Agreement          financial agreement with any third party wherein there is
                   an outstanding balance owed by Lessee. Lessee immediately shall advice Lessor in writing if any such default by Lessee should incur.

Sale of Assets     39. Lessee shall not transfer any portion of his assets
                   outside the ordinary course of his business so that the effect causes the Lessee to default under Article 38 of this Lease.

Interest on Past 40. Any amount due from Lessee hereunder which is not paid Due Obligations when due shall bear interest at the rate of twelve percent
                   (12%) per annum from the due date until paid, unless otherwise specifically provided herein, but the payment of such interest shall not excuse or cure any default by Lessee under this Lease.

Inability to       41. This Lease and the obligation of Lessee hereunder
Perform            shall not be affected or impaired because Lessor is unable to fulfill any of its obligation hereunder or is delayed in doing so, if such liability or delay is caused by reason or strike or other labor troubles, or act of God, or any other cause beyond the control of Lessor.

Incorporation      42. The Lease contains all of the agreements of the
of Prior           parties hereto with respect to any matter covered or
Agreements         mentioned in this Lease and no prior agreement or
Amendments         understanding pertaining to any such matter shall be
                   effective for any purpose. No provision of this Lease may be amended or added to except by any agreement in writing signed by the parties hereto or their respective successors in interest. Any written addends to this Lease, when signed by the contracting parties shall be deemed a part of this Lease to the same full extent as if incorporated herein.

Gender 43. Throughout this Lease the masculine gender shall be deemed to include the feminine and the neuter and the singular, the plural and vice versa.

Accord and         44. No payment by Lessee or receipt by Lessor of a lesser
Satisfaction       amount than that stipulated herein for rent, additional
                   rent or any other charge shall be deemed to be other than on account of the earliest stipulated rent, additional payment be deemed an accord and satisfaction and Lessor may accept such check or payment be deemed an accord and satisfaction and Lessor may accept such check or payment without prejudice to Lessor's rights to recover the balance or such rent, additional rent or other charge or pursue any other remedy in this Lease, at law or in equity.

Time of Essence    45. Time is of the essence with respect to performance of
                   every provision of this Lease in which time of performance is a factor.

Building Name      46. Lessor hereby reserves the right to change the name of the building in which the Demised Premises in part and parcel thereof are located and Lessee shall have no recourse under this Lease.

Brokers 47. Lessee warrants that it has had no dealings with any real broker or agent in connection with the negotiation of this Lease excepting only Spotts & Carneal, Inc. and that he knows of no other real estate broker or agent who is or might be entitled to a commission in connection with this Lease. The parties recognize that the brokers who negotiated this Lease are the brokers whose names are stated above, and agree that Lessor shall be solely responsible for has dealt with any other person or real estate broker in respect of leasing or renting space in the building. Lessee shall be solely responsible for the payment of any fee due said person or firm and Lessee shall hold Lessor free and harmless against any liability in respect thereto.

Lease Effective    48. Delivery of this Lease, duly executed by Lessee,
Upon               constitutes an offer to lease the Demised Premises as
                   herein set forth, and under no circumstances shall such delivery be deemed to create an option or reservation to lease the Demised Premises for the benefit of Lessee. This
                   Lease shall only become effective and binding upon execution hereof by Lessor and delivery of a signed copy of Lessee.

Authority          49. The officers of Lessee executing this Lease on
                   Lessee's behalf hereby make the following representations.

                   in their personal and corporate capacities, upon which Lessor in relying in consenting hereto:

                   (I) that lessee has been duly organized, is validly existing and is in good standing in the Commonwealth of Virginia, and is, as of the date hereof, in good standing in the Commonwealth of Virginia, and is, as of the date hereof, in good standing to transact business in the Commonwealth of Virginia:

                   (ii) that the officers executing this Lease on Lessee's behalf have been duly authorized by all necessary corporate action to execute the same, and that upon the execution hereof, this Lease shall be the valid and binding obligation of Lessee:

                   (iii) that the financial statements supplied by Lessee to Lessor on, before, or after the date hereof are true and accurate in all respects.

                   50. Any notice required or permitted to be given hereunder by one part to the other shall be deemed to be given when deposited in the United States Mail, certified or registered return receipt requested, or delivered by hand with a receipt, therefore, addressed to the respective party to whom notice is intended to be given at the following address of such party.

                   If to Lessor: Pied ventures, LLC
                                 c/o Sports & Carneal, Inc.
                                 11 S. Belmont Avenue
                                 PO Box 14529
                                 Richmond, VA 23221

                   If to Lessee: Legal Amenza
                                 110 Main St. Ste. 1510
                                 Kansas City, MO 64105

Recording of       51. This Lease shall not be recorded unless agreed to by
Lessee             both parties hereto but either party may record a short
                   form of this Lease with the cost therefore to be paid for by the party requesting the said recording.

Area of The        52.  (A) The said Landlord covenants by and with Spotts &
Premises                Carneal, Inc., Agent, their successors or assigns,
                        that in consideration of their services in procuring this lease, they are to receive a commission of six percent (6%) on the rental of the said premises during the existence of said lease, or any extension or renewal therof at the same or different rent or with the same or different convenants, as well as during the occupancy of said premises by the tenant, and it is hereby agreed as a covenant running with the land that no transfer, assignment, release or cancellation to the said Landlord shall affect this contract of agency, which shall continue during the existence of this lease, or any renewal therefor aforesaid.

                        (B) The Landlord hereunder directs Spotts & Carneal, Inc., Agent, their successors or assigns, to take such legal action from time to time during the existence, continuance, or renewal of this lease as said agent in its sole judgement deems necessary for the collection of said rent and such action shall be conclusive on all parties in interest just as if the action had been taken by the Landlord and the Landlord agrees to save the agent harmless against any suits which acting in good faith, by said agent in the performance of its duties in good faith on behalf against said agent for any action taken by said agent.

                        (C) In connection with the management of the leased property, the Landlord further agrees to save the agent harmless from all fines, suits, judgements, claims, demands, and actions of any kind, and from liability for injury suffered by an employee or contractor engaged by the agent for the benefit of the Landlord, not in the permanent employ of said agent and from liability for injury or damage to any person whomsoever.

                        (D) That in further consideration of its services in procuring this lease, the landlord will pay Spotts & Carneal, Inc., Agent, a sale commission of six percent (6%) on the sale price of said premises, or any part thereof, at any time during the term of this lease or any extension or renewal thereof or any new lease to the said Tenant be sold to the Tenant, his successors or assigns. Such commission is in addition to what is provided in Subparagraph 52(A) and is hereby made a lien on the premises.


WITNESS WHEREOF this Lease is entered into by the parties hereto on the date and year first set forth above.

LESSOR:                                         (Date)
      ----------------------------------------        ------------------------

        Legal America of VA, Ltd.
LESSEE: Warburg, CEO                            (Date)    8/11/97
      ----------------------------------------        ------------------------

                                   EXHIBIT "A"
                                LEGAL DESCRIPTION







                                    [Graphic]





                                  N. 8TH STREET

                            Plat of Property Situated
                             on the Western line of
                              8th Street and South
                               of Franklin Street.
                                  Richmond, VA.

                                                                 Oct. 29, 1982,
[Graphic]                                                          Scale 1"=10'

                             Chas. H. Fleet & Assocs.
                               Engineer & Surveyors

                               EXHIBIT "A"
                        LEGAL DESCRIPTION ATTACHED

                                   EXHIBIT "B"
                     BUILDING RULES AND AGREED REGULATIONS


1. Lessee will refer all contractors, contractor's representatives and installation technicians, rendering any services to Le[ILLEGIBLE] Lessor for Lessor's supervision, approval, and control before performance of any contractual service. This provision shall a [ILLEGIBLE] all work performed in building including installations of telephones, telegraph equipment, electrical devices and attachme[ILLEGIBLE] installations of any nature affecting the floors, walls, woodwork, trim, windows, ceilings, equipment or any other physical [ILLEGIBLE] of the building.

2. Movement in or out of the building of furniture or office equipment or dispatch or receipt by Lessee of any merch[ILLEGIBLE] materials which require use of elevators or stairways, or movement through the building entrances or lobby shall be restricted [ILLEGIBLE] designed by Lessor. All such movement shall be under supervision by Lessor and in the manner agreed between Lessee and [ILLEGIBLE] by pre-arrangement before performance. such pre-arrangement initiated by Lessee will include determination by Lessor and [ILLEGIBLE] to its decision and control as to time, method and routing of movement and as to limitations imposes for safety or other [ILLEGIBLE] which may prohibit any article, to persons or public engaged or not engaged in such movement, including equipment, prope[ILLEGIBLE] personnel of Lessor if damaged or injured as a result of acts in connection with carrying out this service from Lessee from [ILLEGIBLE] entering property to completion of work, and Lessor shall not be liable for acts of any person engaged in or any damage or [ILLEGIBLE] any said property or persons resulting from any act in connection with such service performed by Lessee.

3. Lessee shall not place, install, or operate in the Demised Premises or in any part of the building, any engine or machi[ILLEGIBLE] maintain, use or keep any inflammable, explosive, or hazardous material without consent of Lessor.

4. Lessor will not be responsible for lost or stolen personal property, equipment, money, or jewelry from Lessee's area or [ILLEGIBLE] rooms regardless of whether such loss occurs when the area is locked against entry or not.

5. Lessor will not permit entrance to Lessee's offices by use of pass keys controlled by Lessor to any person at any time [ILLEGIBLE] written permission by Lessee, except employees, contractors, or service personnel directly supervised by Lessor.

6. The entries, passages, doors, elevators, elevator doors, hallways or stairways shall not to be blocked or obstructed; no [ILLEGIBLE] litter, trash, or material or any nature shall be placed, emptied, or thrown into these areas; and such areas shall not be used at [ILLEGIBLE] except for ingress or egress by Lessee, Lessee's agents, employees, invitees or visitors to or from the Demised Premises.

7. Plumbing fixtures and appliances shall be uses only for which constructed, and no sweepings, rubbish, rags or other un[ILLEGIBLE] material shall be thrown or placed therein. Damage resulting to any such fixtures or appliances from misuse by Lessee [ILLEGIBLE] repaired and replaced at Lessee's sole cost and expense, and Lessor shall not in any case be responsible therefore.

8. Lessor shall have the right to determine and prescribe the weight and proper position of any unusually heavy equipment including safes, large files, etc., that are to be placed in the building, and only those which in the opinion of Lessor might not with reasonable probability do damage to the floors, structure and/or freight elevator, may be moved into said building. Any damage occasioned in connection with the moving or installation of such aforementioned articles in said building or the existence of same in said building shall be paid for by Lessee, unless otherwise covered by insurance.

9. Lessor shall have the right to prohibit the use of the name of the building or any other publicity by Lessee, which, in [ILLEGIBLE] opinion tends to impair the reputation of the building or its desirability for the executive offices of Lessor or other Lessee's an[ILLEGIBLE] written notice from Lessor, Lessee will refrain from or discontinue such publicity.

10. No sign, poster, placard, picture, name, advertisement or notice, visible from the exterior of leased premises shall be ins[ILLEGIBLE] painted, affixed, installed or otherwise displayed by any lessee either on its premises or any part of the Building without [ILLEGIBLE] consent of Lessor, and lessor shall have the right to remove any such sign, placard, picture, name, advertisement, or notice [ILLEGIBLE] notice to and at the expense of Lessee. If Lessor shall have given such consent to any lessee at any time, whether before or a [ILLEGIBLE] execution of the Lease, such consent shall in no way operate as a waiver or release of any of the provisions hereof or of such [ILLEGIBLE] and shall be deemed to relate only to the particular sign, placard, picture, name, advertisement or notice so constructed to by [ILLEGIBLE] shall not be constructed as dispensing with necessity of obtaining the specific written consent of Lessor with respect to any[ILLEGIBLE] sign, placard, picture, name, advertisement or notice. All approved signs shall be printed, painted, affixed and inscribe[ILLEGIBLE] expense of the Lessee by a person approved by Lessor.

11. No curtains, draperies, blinds, shutters, shades, screens or other coverings, awnings, hangings, or decorations shall be a [ILLEGIBLE] to hung or placed in or used in connection with any window or door of the building without the prior written consent of the [ILLEGIBLE] . In any even with the prior written consent of Lessor, all such items shall be installed so as not being visible from the exterio[ILLEGIBLE] Building. No articles shall be placed or kept on the window sills so as to be visible from the exterior of the Building. No articl[ILLEGIBLE] be placed against glass partitions or doors which might appear unsightly from outside Lessee's premises.

12. No Lessee shall lay linoleum, title, carpet or any other floor covering so that the same be affixed to floor of its premises [ILLEGIBLE] manner except as approved in writing by Lessor. The expense of repairing any damage resulting from a violation of this rul[ILLEGIBLE] removal of any floor covering shall be borne by the Lessee by whom, or by whose contractors, employees, or invitees, the [ILLEGIBLE] shall have been caused.

13. All wallpaper or vinyl fabric materials which Lessee may install on painted walls shall be applied with a strippable ac[ILLEGIBLE]. The use of non-strippable adhesives will cause damage to the walls when materials are removed, and repairs made necessary shall be made by the Lessor at Lessee's expense.

14. Lessee will be responsible for any damages to the leased Premises, including carpeting and flooring, as a result of: corrosion of file cabinets, roller chairs, metal objects, or spills of any type of liquid.

15. No Lessee shall alter any lock or access device or install a new or additional lock or access or any bolt on any door of its Premises without prior written consent of Lessor. If Lessor shall give its consent, Lessee shall in each case furnish lessor with a key for any such lock.

16. Each Lessee shall see that doors of its premises are closed and securely locked and must observe strict care and caution that all its water faucets or water apparatus are entirely shut off before the Lessee or its employees leave such premises, and that all utilities shall likewise be carefully shout off so as to prevent waste or damage, and for any default of carelessness the lessee shall made good all injuries sustained by other lessees or occupants of the Building of Lessor. On multiple-tenancy floors, all lessees shall keep their door or doors to the Building corridors closed at all times except for ingress and egress.

17. If Lessee requires telegraphic, telephonic, burglar alarm or similar services, it shall first obtain, and comply with, Lessor's instruction in their installation.

18. No Lessee shall install any radio or television antenna, loudspeaker or any other devices on the exterior walls or roof of the Building. Lessee shall not interfere with radio or television broadcasting or reception from or in the Building or elsewhere.

19. Lessee shall give prompt notice to Lessor of any accidents to or defects in plumbing, electrical fixtures, or heating apparatus so that such accidents or defects may be attended to properly.

20. No Lessee shall use, keep or permit to be users or kept in its Premises any foul or noxious gas or substance or permit or suffer such premises to occupied or used in a manner offensive or objectionable to Lessor or other occupants of the Building or interfere in any way with occupants or those having business therein, or adjoining buildings on Premises, nor shall any bicycles, animals, reptiles or birds of any kind be brought or kept in or about any premises of the Building.

21. No cooking shall be done or permitted by any Lessee on its Premises (except that use by the Lessee of Underwriter's laboratory approved equipment for the preparations of coffee, tea, hot chocolate and similar beverages for Lessee and their employees shall be permitted, provided that such equipment and use is in accordance with applicable federal, state and city laws, codes, ordinances, rules and regulations) nor shall Premises be uses for lodging or sleeping.

22. Lessee shall comply with all energy conservation, safety, fire protection and evacuation procedures and regulations established by Lessor or any governmental agency.

23. In the event Lessee must dispose of crates, boxes, etc. which will not fit into office wastepaper baskets, it will be the responsibility of Lessee to dispose of the same. In no event shall Lessee set such items in the public hallways or other areas of the building excepting Lessee's own leased Premises, for disposal.

24. Each Lessee shall be responsible for all persons for whom it allows to enter the Building and shall be liable to Lessor for all acts of such person.

25. No Lessee, and no employees or invitees of any Lessee shall go upon the roof of the Building, except as authorized by Lessor.

26. During the continuance of any invasion, mob riot, public excitement or other circumstances rendering such action advisable in Lessor's opinion, Lessor reserves the right to prevent access to the Building by closing of the doors, or otherwise, for the safety of Lessees and protection of the Building and properly in the Building.

27. Lessor reserves the right to exclude or expel from the Building any person who, in Lessor's judgment, is intoxicated or under the influence of liquor or drugs or who is in violation of any of the rules and regulations of the Building.

28. Lessee, its officers, agents, employees, servants, patrons, customers, licensees, invitees and visitors shall not solicit business in the Building's parking facilities or Common Areas nor shall Lessee distribute any handbills or other advertising matter on or in automobiles parked in the Building's parking facilities.

29. Except with the prior written consent of lessor, no Lessee shall sell, permit the sale, at retail, of newspapers, magazines, periodicals, theater tickets or any other goods merchandise in or on Premises, nor shall Lessee carry on, or permit or allow any employee or other person to carry on, the business of stenography, typewriting or any other similar business in or from any Premises for the services of accommodation of occupants of any other portion of the Building, nor shall the premises of any Lessee be used for the storage of merchandise or for manufacturing of any kind.

30. Lessor shall have the right to advertise at Lessor's expense any lease, if it so chooses, immediately upon execution of said Lease.

31. Lessor may waive any one or more of these Rules and Regulations for the benefit of any particular Lessee or Lessees, but no such waiver by Lessor shall be construed as a waiver of such Rules and Regulations in favor of any other Lessee or Lessees, nor prevent Lessor from thereafter enforcing any such Rules and regulations against any or all Lessees of the Building.

32. Lessor shall not be responsible to any Lessee for the non-observance or violation of any of the Rules and Regulations by any other Lessee.

                                   EXHIBIT "C"

                              BUILDING STANDARD WORK

Landlord agrees to perform the following work:

   1. Construct a drywall partition wall demising the reception area on the first floor, including one door. Wall and door to be painted and baseboard to be vinyl.

   2. Install five power outlets for tenant's copying equipment on the first floor.

   3. Install ten duplex convenience outlets on the first floor.

   4. Redistribute existing air conditioning to provide reasonable cooling in the first floor areas housing tenant's copying equipment.

   5. Demolish and remove the middle office on the first floor, southern side of space.

   6. Remove existing carpet (to be relocated to second floor at damaged carpet area) from first floor, southern side equipment room
      (approximately 600sf) and replace with vinyl composition tile.

   7. Repair damaged ceiling on second floor.

   8. Clean mildew from basement floors and walls; repair water damaged basement walls and ceilings.

                                 EXHIBIT "D"

                               RENTAL SCHEDULE

It is covenanted and agreed as follows:

1. RENTAL SCHEDULE: The Rental Schedule, Per Page one (1) of the attached Lease referring to the "Basic Rental" to be paid from Lessee to Lessor under subsection "(e)", Article "Definitions and Basic Provisions." "Basic Rental" shall be as follows:

  MONTHS              MONTHLY RENT              TOTAL RENT
  ------              ------------              ----------
   1-12                $2,750.00                $33,000.00
  13-24                $2,975.00                $35,700.00
  25-36                $3,237.50                $38,850.00

All rental payments shall be paid to the order of Spotts & Carneal, Inc. without notice, offset, reduction or abatement, subject to adjustment as set forth in this lease. If however, the term of said lease shall commence upon a day other than the first day of the calendar month, then Lessee shall pay upon the commencement day of the term, the fixed monthly rent described in the aforementioned clause prorated on a per diem bases with respect to the preceding fractional calendar month. All rental payments thereafter will be for a full calendar month and will be in the amount as specified above.

2. RIGHT OF REFUSAL:
Provided Lessee is not in default, Lessee shall have the first of refusal to purchase the subject property at a price acceptable to the owner. Lessee shall have thirty (30) days to exercise said right of refusal after receiving written notice from Lessor and the terms and conditions under which the first right of refusal shall be sold.

EXHIBIT E - INTENTIONALLY OMITTED

EXHIBIT F - SUBORDINATION, NON-DISTURBANCE, AND ATTORNMENT AGREEMENT

EXHIBIT G - LESSEE'S CERTIFICATE

EXHIBIT H - ASSIGNMENT OF LEASE AND RENTS

The following Exhibit F, G and H are not to be executed at the same time the Lease is executed: however, it is understood and agreed by Lessee and Lessor that the attached Exhibit F, G and H may be required to be executed by Lessee and Lessor at some time during the lease term and that the attached forms shall be executed in the same style and substance as is attached to the fully executed lease agreement, without any further modification after the lease is fully executed.

                                   EXHIBIT F

Prepared by:
              -----------------------

              -----------------------

              -----------------------

Recording Requested by
and When Recorded Mail to:

-----------------------

-----------------------

-----------------------

-----------------------

Attn:
      -----------------


                        SUBORDINATION, NON-DISTURBANCE
                           AND ATTORNMENT AGREEMENT

THIS AGREEMENT, made and entered into as of the ____ day of __________, 19__, by and between ____________________________________________ (hereinafter called "Lender"), __________________, with its principle office at _____________________ (hereinafter called "Lessor") and ____________________, having its principal office at __________________________ (hereinafter called "Lessee"):


                                   WITNESSETH:

WHEREAS, Lessee has heretofore under date of ________________, by written lease (hereinafter called the "Lease") leased from Lessor all or part of certain real estate and improvements thereon located in the City of _________________, more particularly described in Exhibit A attached hereto and hereby made a part hereof (the "Demised Premises"); and

WHEREAS, Lessor contemporaneously herewith is encumbering the Demised Premises as security for a loan from Lender to Lessor in the form of a ________________ (hereinafter called the "Mortgage"); and

WHEREAS, Lessee, Lessor and Lender have agreed to the following as respects their mutual rights and obligations pursuant to the Lease and the Mortgage;

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto do hereby covenant and agree as follows:

(1) Lessee's interest in the lease and all rights of Lessee thereunder shall be and hereby declared subject and subordinate to the Mortgage upon the Demised Premises. The term "Mortgage" as used herein shall also include any amendment, supplement, modification, renewal or replacement thereof.

(2) In the event of any foreclosure of the Mortgage or conveyance in lieu of foreclosure, and provided that the Lease, immediately prior to such foreclosure of the Mortgage or conveyance in lieu of foreclosure, shall have been in full force and effect and Lessee shall not then be in default thereunder beyond any grace period therein provided for curing the same then in any of such events. Lessee shall not be made a party in any action or proceeding to remove or evict Lessee or to disturb its possession, nor shall the leasehold estate of Lessee created by the Lease be affected in any way, and the Lease be affected in any way, and the lease shall continue in full force and effect as a direct lease between Lessee and Lender.

(3) After the receipt by lessee of notice from Lender of any foreclosure of the Mortgage or any conveyance of the Demised Premises in lieu of foreclosure. Lessee will thereafter attorn to and recognize Lender as its substitute Lessor, and having thus attorned, lessee's possession shall not thereafter be distributed providing, and as long as, it shall continue to pay annual rental under to Lease and otherwise observes or performs the covenants, terms, and conditions of the Lease to be observed and performed by Lessee thereunder. Any such attornment and recognition of a substitute Lessor shall be upon all of the terms, covenants, conditions and agreements as are then set forth in the Lease except as otherwise stated herein.

(4) Lessee shall not prepay any of the rents or income from the Demised Premises for more than one month except with the written consent of Lender.

(5) In no event shall Lender be liable for any prior act or omission of the Lessor, nor shall Lender be subject to any offsets or deficiencies which Lessee may be entitled to assert against the Lessor as a result of any act or omissions of Lessor occurring prior to lender's obtaining possession of the Demised Premises.

(6) No conveyance by Lessor of its interest in the Demised Premises shall insofar as Lender, its successors and assigns are concerned, cause the fee simple ownership of the Demised premises and the Lessee's leasehold estate created by the Lease to merge, but said state shall remain separate and distinct notwithstanding the union of such estates in Lender. Lessee or any third party by reason of purchase or otherwise.

(7) Lender has received an assignment of the Lease and the Lease may not be amended or altered and Lessee may not be released therefrom or from any of its obligations except with the written consent of Lender.

(8) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, including without limitation, any purchaser at any foreclosure sale.

IN WITNESS WHEREOF, this agreement has been fully executed under seal on the day and year first above written.


                                   By:
                                       --------------------------------------
                                   By:
                                       --------------------------------------
                                                                     , Lessor
                                       ------------------------------
                                   By:
                                       --------------------------------------
                                   By:
                                       --------------------------------------
                                                                     , Lessee
                                       ------------------------------
                                   By:
                                       --------------------------------------
                                   By:
                                       --------------------------------------

                                  EXHIBIT G


LESSEE'S CERTIFICATE
--------------------

The undersigned, ___________________________, is the tenant or lessee (the "Lessee") under a lease (the "Lease) dated _______________________________, between the Lessee and _______________________as landlord or lessor (the "Lessor") of certain real property in the County of _________________________, State of _______________________, as described in attached Exhibit A (the "Property"). With the understanding that_________________________ will reply upon the representations made herein in making a loan to Lessor (the "Loan") and accepting an assignment of Lessor's interest in the Lease substantially in the form attached as Exhibit H (the "Assignment of Lease"). Lessee hereby represents and certifies as follows:

1. The Lease is in full force and effect and has not been modified, supplement, canceled or amended in any respect.

2. Lessee has accepted the premises and taken possession thereof without any existing condition or qualification and both the Lessor and the Lessee have completed and complied with all required conditions precedent to such acceptance and possession. Lessee has taken possession of the Property without reservation and is not in default nor claims any default under the Lease and Lessee has no claim, defenses or rights of offset against an rents payable thereunder.

3. The term of the Lease commenced on or before _____________________, and continues through at least ____________________, (the "Initial Term") and on or before the first said date the lessee became obligated to pay rent during the Initial Term in monthly installments each in an amount not less than $______________ which rent obligation is continuing and is not past due or delinquent in any respect. Due to annual escalation in the monthly rental obligation, the current rent due as of the date hereof is $___________. No installment of rent has been or will be prepaid more than one (1) month in advance.

4. So long as the Loan is outstanding, Lessee will provide _______________, will all information, including but not limited to evidence of payment of taxes and insurance (if Lessee is obligated for such payments under the Lease) as the Lessor may be entitled under the Lease, and Lessee will give ____________________same notice, including without limitation notices of default and thereafter the same right to cure any defaults or take action as the Lessor may be entitled under the Lease, without the obligation to cure such defaults or take such action, and such time in addition to that which Lessor may be entitled under the Lease, without the obligation to cure such defaults or take such action, and such time in addition to that which Lessor is entitled as may be reasonably necessary to cure such defaults to take such action, provided __________________________ has indicated its intention to cure or take action and purses the same with diligence.

5. Lessee ratifies and acknowledge the Assignment of Lease and Lessor's assignment of the Lease and the rents to be paid thereunder to _____________________________, and so long as the Loan is outstanding. Lessee will not agree to any modification, amendment or supplement of the Lease or any of its provisions without the prior written consent of __________________.

6. So long as the Loan is outstanding, ___________________________ or its designee may enter upon the Property at all reasonable times to visit or inspect the Property.

7. ______________________ and Lessor have represented to Lessee, and the Lessee therefore acknowledges, that pursuant to the Assignment of Lease. ____________________________ is presently entitled to collect and receive all rents to be paid under the Lease directly from Lessee. Based upon such representations, Lessee agrees to pay all rents and installments of rent as they become due directly to _________________________________ in the manner and at such address as ___________________________ may hereafter direct by written notice to Lessee. Until such notice is given by _____________________ Lessee. Lessee shall pay all rent and installments of rent to Lessor in accordance with the provisions of the Lease.

8. All information, notices or requests provided for or permitted to be given or made pursuant to this certificate shall be deemed to be an adequate and sufficient notice if given in writing and service is made by registered or certified mail or overnight air courier, or by facsimile communication, addressed to the addresses set forth below, or to such other addresses as may from time to time be specified in writing by Lessee or ______________________ to the other.


Attention:
           --------------------------------
Loan No.:
           --------------------------------

If to Lessee:
-------------

-------------------------------------------
-------------------------------------------
-------------------------------------------

All requests or notices shall be effective upon being deposited in the United States Mail, however the time period in which any response to any notice or request must be made shall commence from the date of receipt or notice by the addressee.

9. If Lessee is a corporation or partnership, Lessee will preserve and keep in force and effect its corporate or partnership existence and all licenses or permits necessary to the proper conduct of its business during the Initial Term of the Lease.

10. This certificate and the representation made herein shall be governed by the laws of the state where the Property is situated and are binding upon and insure to the benefit _________________________ and Lessee and their respective successor and assigns and to no other persons or entities, and the representations made herein shall survive the closing of the Loan and the delivery of this certificate.

IN WITNESS WHEREOF, this certificate has been duly executed and delivered by the authorized officers of the undersigned as of ____________________, 19____.


                                      By:  __________________________________

                                      By:  __________________________________


Date: _________________, 19 ___.


The undersigned acting as guarantor(s), of that certain lease dated ___________________, by and between _____________________ as Lessor, and
___________________, as Lessee, hereby state that their Guaranty of Lease dated ___________________, remains in full force and effect.


                                           __________________________________